Exhibit 1

COMM 2014-UBS5 Mortgage Trust
Commercial Mortgage Pass-Through Certificates

UNDERWRITING AGREEMENT

As of September 10, 2014

Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005

UBS Securities LLC
1285 Avenue of the Americas
New York, New York 10019

Drexel Hamilton, LLC
77 Water Street
New York, New York 10005

Guggenheim Securities, LLC
330 Madison Avenue, 8th Floor
New York, New York 10017

Jefferies LLC
520 Madison Avenue
New York, New York 10022

Citigroup Global Markets Inc.
390 Greenwich Street
New York, New York 10013

KeyBanc Capital Markets Inc.
127 Public Square
Cleveland, Ohio 44114

Ladies and Gentlemen:

 Deutsche Mortgage & Asset Receiving Corporation, a Delaware corporation (the “Company”), proposes, subject to the terms and conditions set forth in this Underwriting Agreement (this “Agreement”), to sell to Deutsche Bank Securities Inc. (“DBSI”), Jefferies LLC (“Jefferies”) and UBS Securities LLC (“UBS” and together with DBSI and Jefferies, the “Lead Underwriters”), Citigroup Global Markets Inc. (“CGMI”), Drexel Hamilton, LLC (“Drexel”), Guggenheim Securities, LLC (“Guggenheim”) and KeyBanc Capital Markets Inc. (“KeyBanc” and, together with CGMI, Drexel, Guggenheim and the Lead Underwriters, the “Underwriters” and each, an “Underwriter”) its COMM 2014-UBS5 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class A-M, Class B, Class PEZ and Class C Certificates (the “Offered Certificates”).  The Offered Certificates, together with the Class X-B, Class X-C, Class X-D, Class D, Class E, Class F, Class G, Class V, Class R and Class LR Certificates, evidence the entire beneficial ownership interest in the assets of the Trust Fund (as defined in the Pooling and Servicing Agreement referred to below) consisting primarily of a pool of mortgage loans secured by first liens on commercial, multifamily and manufactured housing properties (the “Mortgage Loans”), that will have, as of the Cut-off Date, after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received, an aggregate principal balance of $1,416,359,325, subject to a variance of plus or minus 5.0%.  The Mortgage Loans will be acquired by the Company from German American Capital Corporation (“GACC”), UBS Real Estate Securities Inc. (“UBSRES”), Jefferies LoanCore LLC (“JLC”), Cantor Commercial Real

Estate Lending, L.P. (“CCRE”), General Electric Capital Corporation (“GECC”) and Pillar Funding LLC (“Pillar”, and together with GACC, UBSRES, JLC, CCRE and GECC, collectively, the “Loan Sellers”) in exchange for immediately available funds pursuant to four separate mortgage loan purchase agreements, each to be dated as of the date hereof between the Company and the applicable Loan Seller (collectively, the “Mortgage Loan Purchase Agreements”).  Two separate real estate mortgage investment conduit (“REMIC”) elections will be made with respect to the Trust Fund for federal income tax purposes.  The Trust Fund is to be created and the Certificates are to be issued pursuant to a pooling and servicing agreement (the “Pooling and Servicing Agreement”) to be dated as of September, 1 2014 by and among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”), Rialto Capital Advisors, LLC, as special servicer (the “Special Servicer”), Wilmington Trust, National Association (the “Trustee”), Wells Fargo Bank, National Association, as certificate administrator (in such capacity, the “Certificate Administrator”), paying agent and custodian, and Situs Holdings, LLC, as operating advisor (the “Operating Advisor”, and together with the Master Servicer, the Special Servicer, the Trustee and the Certificate Administrator, collectively the “Transaction Parties,” and each, a “Transaction Party”).  Capitalized terms used herein but not defined herein have the respective meanings given to them in the Pooling and Servicing Agreement.

1.              Representations, Warranties and Covenants.  The Company represents and warrants to, and agrees with, the Underwriters that:

(a)           The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement (No. 333-193376) on Form S-3 for registration under the Securities Act of 1933, as amended (the “Securities Act”), of mortgage pass-through certificates, including the Offered Certificates, which registration statement was effective as of the Time of Sale, is effective as of the date hereof and will be effective as of any Subsequent Time of Sale and as of the Closing Date, and copies of which, as amended to the date hereof, have heretofore been delivered to you.  Such registration statement meets the requirements set forth in Rule 415(a)(1) under the Securities Act and complies in all other material respects with such rule.  The Company proposes to file with the Commission pursuant to Rule 424 under the Securities Act a supplement, dated September 10, 2014 to the prospectus, dated September 3, 2014 relating to the Offered Certificates and the method of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Offered Certificates set forth therein.  Such registration statement, as amended or supplemented at the date of the Prospectus Supplement referred to below, including the exhibits thereto and any information incorporated therein by reference, is hereinafter called the “Registration Statement”; such prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424 under the Securities Act, is hereinafter called the “Base Prospectus”; such supplement to the Base Prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424 of the Securities Act, is hereinafter called the “Prospectus Supplement”; and the Base Prospectus and the Prospectus Supplement together are hereinafter called the “Prospectus”. The Company shall make a good faith and reasonable effort to file the Prospectus within the time required under Rule 424 of the Securities Act and, in the event that the Company fails to timely file the Prospectus, the Company shall file the Prospectus as soon as practicable thereafter. The Company shall not, without your prior consent, file any other amendment to the Registration Statement or make any change in the Base Prospectus or the Prospectus Supplement until after the period during which a prospectus is required to be delivered to purchasers of the Offered Certificates under the Securities Act (the “Prospectus Delivery Period”).

(b)           At or prior to the time when sales to purchasers of the Offered Certificates were first made in accordance with Rule 159 of the Securities Act, which was (a) 11:24 a.m. (Eastern Time) on September 10, 2014 with respect to the Certificates (other than the Class X-A Certificates) and (b) 4:00 p.m. (Eastern Time) on September 10, 2014 with respect to the Class X-A Certificates (individually and collectively, the “Time of Sale”), the Company had prepared and filed with the Commission the following information: (i) the Free Writing Prospectus (as defined in Section 9 below) dated September 3, 2014 (the “Preliminary FWP”), the first page of which is attached hereto as Exhibit A-1 and (ii) the Free Writing Prospectus identified as the Structural and Collateral Term Sheet, dated September 3, 2014 (the “Additional FWP”), the first page of which is attached as Exhibit A-2 hereto.  The Preliminary FWP, the Additional FWP and any ABS Informational and Computational Material (as defined in Section 9 below) delivered to the investors prior to the Time of Sale are collectively referred to as the “Time of Sale Information.”  If, subsequent to the date of this Agreement, the Company or the Underwriters determine that, as to the investors in one or more Classes of the Offered Certificates, the Time of Sale Information as of the Time of Sale included an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and the Underwriters terminate their old purchase contracts and enter into new purchase contracts with investors in such Classes of the Offered Certificates, then “Time of Sale Information” shall also include such additional information conveyed to investors at the time of entry into the new purchase contract (each, a “Subsequent Time of Sale”), including any information that corrects such material misstatements or omissions (“Corrective Information”).  The Preliminary FWP and the Additional FWP are the only Issuer Free Writing Prospectuses (as defined below) prepared by or on behalf of the Company as of the date hereof.

(c)           As of the date hereof, as of the date the Registration Statement became effective, as of the Time of Sale, as of the date the Prospectus Supplement is first filed pursuant to Rule 424 under the Securities Act, as of any Subsequent Time of Sale, as of the date when, prior to the Closing Date, any amendment to the Registration Statement becomes effective, as of the date when any supplement to the Prospectus Supplement is filed with the Commission, and as of the Closing Date, (i) the Registration Statement, as amended as of any such time, and the Prospectus, as amended or supplemented as of any such time, complied, complies and will comply in all material respects with the applicable requirements of the Securities Act and the rules thereunder, (ii) the Registration Statement, as amended as of any such time, did not, does not and will not contain any untrue statement of a material fact and did not, does not and will not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus, as amended or supplemented as of any such time, did not, does not and will not contain an untrue statement of a material fact and did not, does not and will not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) the initial Time of Sale Information did not (when evaluated as of the Time of Sale only), and the Time of Sale Information existing at any Subsequent Time of Sale, if any, will not, as of such Subsequent Time of Sale, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company makes no representations or warranties as to (A) the Underwriter Supplied Information (as defined in Section 8(b) hereof), (B) the Loan Sellers’ Information (as defined in Section 8(a) hereof) or (C) the Transaction Party Information (as defined in Section 8(a) hereof).  Any Issuer Information (as defined below) provided by the Company to any Underwriter as of the date hereof for inclusion in an Underwriter Free Writing Prospectus (as defined below), did not, as of the date that such Issuer Information was so provided, and does not, as of the date of this Agreement, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided the Company shall not be in breach of this representation if the Company provided Issuer Information to the Underwriters, correcting such untrue statement or omission of a material fact contained in previously delivered Issuer Information, so long as the Company delivered the corrected information to the Underwriter at a reasonable time prior to the date hereof.

(d)           The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to own its properties and conduct its business, as described in the Prospectus, and to enter into and perform its obligations under this Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements, and is conducting its business so as to comply in all material respects with all applicable statutes, ordinances, rules and regulations of the jurisdictions in which it is conducting business.

(e)           The Company has not received and is not aware of (i) any request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or (iii) any notification with respect to the suspension of the qualification of the Offered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(f)            On or prior to the Closing Date (as defined in Section 3 hereof) the Company will have entered into the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements; this Agreement has been duly authorized, executed and delivered by the Company, and the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements, as of the Closing Date, will have been duly authorized, executed and delivered by the Company, and this Agreement constitutes, and the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements will constitute, valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, liquidation, moratorium, receivership, reorganization or similar laws affecting the rights of creditors generally, (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provisions of this Agreement that purport to provide indemnification from securities law liabilities.

(g)           The Certificates, the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements and the other transaction documents conform in all material respects to the respective descriptions thereof contained in each of (A) the Prospectus, (B) the Time of Sale Information and (C) any Issuer Information (as may have been revised and corrected if such revised or corrected information was delivered a reasonable time prior to the Time of Sale) delivered to any Underwriter for inclusion in an Underwriter Free Writing Prospectus.  The Offered Certificates have been duly and validly authorized by the Company, and will, when duly and validly executed and authenticated by the Certificate Administrator and delivered to and paid for by the Underwriters in accordance with this Agreement and the Pooling and Servicing Agreement, be validly outstanding and entitled to the benefits of the Pooling and Servicing Agreement.

(h)           The Company (including its agents and representatives other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or a solicitation of an offer to buy the Offered Certificates other than (i) the Prospectus, (ii) the Time of Sale Information, (iii) any Issuer Information delivered to any Underwriter for inclusion in an Underwriter Free Writing Prospectus, (iv) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, and (v) each other written communication approved in writing in advance by the Underwriters.

(i)            As of the Closing Date, the representations and warranties of the Company set forth in Section 2.03 of the Pooling and Servicing Agreement will be true and correct.

(j)            Neither the issuance and sale of the Certificates, nor the consummation of any other of the transactions contemplated herein, nor the fulfillment of any of the terms of the Pooling and Servicing Agreement, any Mortgage Loan Purchase Agreement or this Agreement, will result in the breach of any term or provision of the certificate of incorporation or by-laws of the Company or conflict with, result in a material breach, violation or acceleration of or constitute a default under, the terms of any indenture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound, or any statute, order, decree, rule or regulation applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company or any of its subsidiaries.  Neither the Company nor any of its subsidiaries is a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order, decree, rule or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects the ability of the Company to enter into or perform its obligations under this Agreement, any Mortgage Loan Purchase Agreement or the Pooling and Servicing Agreement.

(k)           There are no actions or proceedings against, or investigations of, the Company pending, or, to the knowledge of the Company, threatened, before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, the Pooling and Servicing Agreement, any Mortgage Loan Purchase Agreement or the Certificates, (ii) seeking to prevent the issuance of the Offered Certificates or the consummation of any of the transactions contemplated by this Agreement, any Mortgage Loan Purchase Agreement or the Pooling and

Servicing Agreement, (iii) which might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement, any Mortgage Loan Purchase Agreement, the Pooling and Servicing Agreement or the Certificates or (iv) seeking to affect adversely the federal income tax attributes of the Offered Certificates described in the Prospectus.

(l)            There has not been and, as of the Closing Date, will not be any material adverse change in the business, operations, financial condition, properties or assets of the Company since the date of its latest audited financial statements which would have a material adverse effect on the ability of the Company to perform its obligations under this Agreement, any Mortgage Loan Purchase Agreement or the Pooling and Servicing Agreement.

(m)          There are no contracts, indentures or other documents of a character required by the Securities Act or by the rules and regulations thereunder to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described or referred to therein or so filed or incorporated by reference as exhibits thereto.

(n)           Any taxes, fees and other governmental charges in connection with the execution, delivery and performance of this Agreement, the Mortgage Loan Purchase Agreements and the Pooling and Servicing Agreement (other than income taxes, franchise taxes and recording and filing fees) and the execution, delivery and sale of the Offered Certificates have been or will be paid on or prior to the Closing Date.

(o)           Immediately prior to the assignment of the Mortgage Loans to the Trustee, to the extent such title and ownership was transferred to the Company by the applicable Loan Seller pursuant to the applicable Mortgage Loan Purchase Agreement, the Company will have good title to, and will be the sole owner of, each Mortgage Loan free and clear of any pledge, mortgage, lien, security interest, adverse claim or other encumbrance of any other person, except for any retained servicing.

(p)           No authorization, approval or consent of or filing or registration with, any court or governmental authority or agency is necessary in connection with the offering, issuance or sale of the Offered Certificates pursuant to this Agreement and the Pooling and Servicing Agreement, except such as have been, or as of the Closing Date will have been, obtained or completed, as applicable, or such as may otherwise be required under applicable state securities laws in connection with the purchase and offer and sale of the Offered Certificates by the Underwriters and any recordation of the respective assignments of the Mortgage Loans to the Trustee pursuant to the Pooling and Servicing Agreement that have not yet been completed.

(q)           Neither the Company nor the Trust Fund is, and the issuance and sale of the Offered Certificates in the manner contemplated by the Prospectus will not cause the Company or the Trust Fund to be, subject to registration or regulation as an “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”).  The Trust Fund will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act contained in Section 3(c)(5) of the Investment Company Act or Section 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the Trust Fund.

(r)            Upon delivery to the Underwriters of the Offered Certificates pursuant to this Agreement, each Underwriter will have good title to the Offered Certificates purchased by such Underwriter, in each case free and clear of liens granted by or imposed upon the Company.

(s)           The consideration received by the Company upon the sale of the Offered Certificates to the Underwriters will constitute at least reasonably equivalent value and fair consideration for the Offered Certificates.

(t)            The Company (i) will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Offered Certificates to the Underwriters and (ii) is not selling the Offered Certificates to the Underwriters with any intent to hinder, delay or defraud any of the creditors of the Company.

(u)           The transfer of the Mortgage Loans to the Trust and the sale of the Offered Certificates to each of the Underwriters, at the Closing Date, will be treated by the Company for financial accounting and reporting purposes as a sale of assets and not as a pledge of assets to secure debt.

(v)           The Company possesses all material licenses, certificates, authorizations and/or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, and the Company has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company.

(w)          The Company is not, and on the date on which the first bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Offered Certificates is made will not be, an “ineligible issuer,” as defined in Rule 405 under the Securities Act.

2.              Purchase and Sale.  On the basis of the representations, warranties and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, the principal or notional amount of each class of Offered Certificates under its name at the purchase price set forth in Schedule I hereto.

3.             Delivery and Payment.  Delivery of and payment for the Offered Certificates shall be made at the date, location and time of delivery set forth in Schedule I hereto, or such later date as the Underwriters shall designate, which date and time may be postponed by agreement between the Underwriters and the Company (such date and time of delivery and payment for the Offered Certificates being herein called the “Closing Date”).  Delivery of the Offered Certificates shall be made to the several Underwriters against payment by the several Underwriters of the purchase price thereof in immediately available funds in the manner set forth on Schedule I hereto.  Delivery of such Offered Certificates shall be made through the facilities of the depository or depositories set forth on Schedule I hereto.  Any Offered Certificates not in book-entry form shall be registered in such names and in such denominations as any Underwriter, as applicable, may request not less than three full business days in advance of the Closing Date.

The Company agrees to have the Offered Certificates available for inspection, checking and packaging, as applicable, by the Underwriters in New York, New York, not later than 1:00 p.m. on the business day prior to the Closing Date.

4.             Offering by the Underwriters.

(a)           It is understood that the several Underwriters propose to offer the Offered Certificates for sale to the public as set forth in the Prospectus.

(b)           Each Underwriter hereby represents and agrees, severally and not jointly, that in relation to each member state of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State, it has not made and will not make an offer of the Offered Certificates to the public in that Relevant Member State other than: (A) to any legal entity which is a “qualified investor” as defined in the Prospectus Directive; (B) to fewer than 100 or, if the Relevant Member State has implemented the relevant provisions of the 2010 PD Amending Directive, 150 natural or legal persons (other than “qualified investors” as defined in the Prospectus Directive) subject to obtaining the prior consent of the relevant underwriters nominated by the Trust for any such offer; or (C) in any other circumstances falling within Article 3(2) of the Prospectus Directive;  provided that, no such offer of the Offered Certificates referred to in (A) to (C) above shall require the Company, the Trust or any of the Underwriters to publish a prospectus pursuant to Article 3 of the Prospectus Directive.  For the purposes of this Section 4(b), (1) the expression an “offer of the Offered Certificates to the public” in relation to any Offered Certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Offered Certificates to be offered so as to enable an investor to decide to purchase or subscribe to the Offered Certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State, (2) the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including by the 2010 PD Amending Directive to the extent implemented in each Relevant Member State) and includes any relevant implementing measure in each Relevant Member State, and (3) the expression “2010 PD Amending Directive” means Directive 2010/73/EU.  “European Economic Area” means Austria, Belgium, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, Netherlands, Norway, Poland, Portugal, Romania, Slovak Republic, Slovenia, Spain, Sweden and United Kingdom.

(c)           Each Underwriter hereby represents and agrees, severally and not jointly, that it (A) has, in the United Kingdom, only communicated or caused to be communicated and will, in the United Kingdom, only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Offered Certificates in circumstances in which Section 21(1) of the FSMA does not apply to the Trust; and (B) has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Offered Certificates in, from or otherwise involving the United Kingdom.

(d)           Each Underwriter hereby represents and agrees, severally and not jointly, that it (A) has not offered or sold and will not offer or sell in Hong Kong, by means of any document, any Offered Certificates (except for Offered Certificates which are a “structured product” as defined in the Securities and Futures Ordinance (Cap. 571) (the “SFO”) of Hong Kong) other than (a) to “professional investors” as defined in the SFO and any rules made under the SFO; or (b) in other circumstances which do not result in the document being a “prospectus” as defined in the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Cap. 32) (the “C(WUMP)O”) of Hong Kong or which do not constitute an offer to the public within the meaning of the C(WUMP)O; and (B) has not issued or had in its possession for the purposes of issue, and will not issue or have in its possession for the purposes of issue, whether in Hong Kong or elsewhere, any advertisement, invitation or document relating to the Offered Private Certificates, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to Offered Certificates which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” as defined in the SFO and any rules made under the SFO.

(e)           Each Underwriter will not offer or sell any Offered Certificates, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise, in compliance with, the “Financial Instruments and Exchange Law” of Japan and any other applicable laws, regulations and ministerial guidelines in Japan.

(f)            Each Underwriter hereby represents and agrees that it has complied with all applicable laws and regulations in connection with its performance of this Agreement and the offer, sale or delivery of the Offered Certificates or distribution of the Prospectus in each jurisdiction where such offers, sales, deliveries or distributions occur, including, but not limited to, compliance with securities laws in such jurisdiction and pension investment laws, to the extent that such laws and regulations are applicable to such Underwriter in connection with its performance under this Agreement and the offer, sale or delivery of the Offered Certificates or the distribution of the Prospectus.

(g)           None of the Underwriters, other than DBSI (in its capacity as “arranger” who has made representations to the engaged rating agencies with respect to compliance with Rule 17g-5 under the Exchange Act), shall have any communications, written or oral, with any rating agency (whether or not engaged to rate the Offered Certificates) regarding the Offered Certificates or the transactions contemplated hereby, without the prior written consent or involvement of DBSI.

5.             Agreements.  The Company agrees with the Underwriters that:

(a)           The Company will promptly advise the Underwriters (i) when any amendment to the Registration Statement has become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement affecting the Offered Certificates or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.  The Company will not file any amendment to the Registration Statement or supplement to the Prospectus unless the Company has furnished to each Underwriter a copy for its review prior to filing and will not file any such proposed amendment or supplement to which any Underwriter reasonably objects until after the end of the Prospectus Delivery Period.  Subject to the foregoing sentence, the Company will cause the Prospectus Supplement to be filed with the Commission in accordance with Rule 424 of the Securities Act.  The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

(b)           If, at any time during the Prospectus Delivery Period any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Registration Statement or the Prospectus to comply with the Securities Act or the rules under the Securities Act, the Company promptly will prepare and file with the Commission, subject to paragraph (a) of this Section 5, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and, if such amendment or supplement is required to be contained in a post-effective amendment to the Registration Statement, will use its best efforts to cause such amendment of the Registration Statement to be made effective as soon as possible.

(c)           The Company will furnish to the Underwriters and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and each amendment thereto that shall become effective on or prior to the Closing Date and, during the Prospectus Delivery Period, as many copies of the Base Prospectus and the Prospectus Supplement and any amendments and supplements thereto as the Underwriters may reasonably request. Prior to the date on which the Base Prospectus and the Prospectus Supplement are available, the Company will furnish to the Underwriters and each counsel for the Underwriters, without charge as many copies of the Preliminary FWP and each Issuer Free Writing Prospectus as the Underwriters may reasonably request.

(d)           The Company will furnish such information, execute such instruments and take such action, if any, as may be required to qualify the Offered Certificates for sale under the laws of such jurisdictions as the Underwriters may designate and will maintain such qualification in effect so long as required for the distribution of the Certificates; provided, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

(e)           Whether or not the transactions contemplated by this Agreement are consummated, the Company shall pay all costs and expenses in connection with the transactions herein contemplated, including, but not limited to, the fees and disbursements of its counsel and the reasonable fees and disbursements of each counsel to the Underwriters; the costs and expenses of printing (or otherwise reproducing) and delivering the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements; the fees, costs and expenses of the Master Servicer, the Special Servicer, the Operating Advisor, the Trustee and the Certificate Administrator (to the extent not otherwise payable under the Pooling and Servicing Agreement, and except to the extent that another party is obligated to pay such amounts thereunder); the fees and disbursements of accountants for the Company; the costs and expenses in connection with the qualification, or exemption from qualification, of the Offered Certificates under state securities or “blue sky” laws (including filing fees and reasonable fees and disbursements of counsel in connection therewith), the preparation of any blue sky survey, any determination of the eligibility of the Offered Certificates for investment by institutional investors and the preparation of any legal investment survey; all fees and expenses incurred in connection with the registration and delivery of the Offered Certificates under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any Free Writing Prospectus, any other Time of Sale Information, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivery of copies thereof to the Underwriters and dealers, in the quantities specified in Section 5(c) above; all costs and expenses related to the transfer and delivery of the Offered Certificates to the Underwriters, including any transfer or other taxes payable thereon; the cost of printing the Offered Certificates; the upfront costs and charges of any trustee, transfer agent, registrar or depository; the fees and expenses of the rating agencies incurred in connection with the issuance and sale of the Offered Certificates; the out-of-pocket expenses of each Underwriter incurred in connection with the purchase and sale of the Offered Certificates; and all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section 5(e).

(f)            The Company acknowledges and agrees that each Underwriter in providing investment banking services to the Company in connection with the offering, including in acting pursuant to the terms of this Agreement, has acted and is acting as an independent contractor and not as a fiduciary and the Company does not intend such Underwriter to act in any capacity other than independent contractor, including as a fiduciary or in any other position of higher trust.

(g)           The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus or any materials used in a Road Show (as defined in Rule 433 of the Securities Act) that are required to be retained by the Company pursuant to the Securities Act, to the extent not filed with the Commission in accordance with Rule 433 under the Securities Act.

6.             Conditions to the Obligations of the Underwriters.  The respective rights and obligations of the Underwriters as provided in this Agreement shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions with respect to the Offered Certificates:

(a)           No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and the Prospectus Supplement shall have been filed with the Commission within the time period prescribed by the Commission; and any Free Writing Prospectuses required to be filed by the Company under Section 9(e) hereof shall have been filed or transmitted for filing with the Commission in accordance with Rule 433 under the Securities Act, to the extent required to be filed thereunder.

(b)           The Company shall have delivered to the Underwriters a certificate, dated the Closing Date, of the president or a vice president of the Company to the effect that the signatory of such certificate has carefully examined the Registration Statement, the Time of Sale Information, this Agreement and the Prospectus and that: (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, (ii) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to the Closing Date, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened, and (iv) nothing has come to his/her attention that would lead him/her to believe that the Time of Sale Information, as of the Time of Sale, or the Prospectus, as of the date of the Prospectus Supplement and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Time of Sale Information, when read in conjunction with other Time of Sale Information), in light of the circumstances under which they were made, not misleading.

(c)           The Company shall have furnished or cause to be furnished to the Underwriters a good standing certificate regarding the Company from the Secretary of State of the State of Delaware, dated not earlier than 30 days prior to the Closing Date.

(d)           The Company shall have furnished or cause to be furnished to the Underwriters an officer’s certificate, dated the Closing Date and signed by the secretary or an assistant secretary of the Company, to the effect that each individual who, as an officer or representative of the Company, signed this Agreement, the Mortgage Loan Purchase Agreements, the Pooling and Servicing Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Mortgage Loan Purchase Agreements or in the Pooling and Servicing Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures.  Such officer’s certificate shall be accompanied by true and complete copies (certified as such by the secretary or an assistant secretary of the Company) of the organizational documents of the Company, as in effect on the Closing Date, and of the resolutions of the Company and any required shareholder consent relating to the transactions contemplated in this Agreement, the Mortgage Loan Purchase Agreements and/or the Pooling and Servicing Agreement.

(e)           The Underwriters shall have received from Cadwalader, Wickersham & Taft LLP, special counsel to the Company, its written opinion, dated the Closing Date, that is satisfactory in form and substance to counsel for the Underwriters.  Such opinion (i) may express counsel’s reliance as to factual matters on certificates of government and agency officials and the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement, the Mortgage Loan Purchase Agreements and the Pooling and Servicing Agreement and (ii) may be qualified as an opinion only on the law of the State of New York, the General Corporation Law of the State of Delaware and the federal law of the United States of America.

(f)           The Underwriters shall have received from Cadwalader, Wickersham & Taft LLP, special counsel to the Company, its letter, dated as of the Closing Date, relating to the Time of Sale Information as of the Time of Sale and to the Prospectus, as of the date of the Prospectus Supplement and as of Closing Date, that is satisfactory in form and substance to counsel for the Underwriters.

(g)           The Underwriters shall have received from in-house counsel for the Company, a written opinion, dated the Closing Date, that is satisfactory in form and substance to counsel for the Underwriters.  Such opinion (i) may express counsel’s reliance as to factual matters on certificates of government and agency officials and the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement, the Mortgage Loan Purchase Agreements and the Pooling and Servicing Agreement and (ii) may be qualified as an opinion only on the law of the State of New York, the General Corporation Law of the State of Delaware and the federal law of the United States of America.

(h)           The Underwriters shall have received from counsel for each of the Master Servicer, the Special Servicer, the Operating Advisor, the Trustee and the Certificate Administrator a favorable opinion, dated the Closing Date, with respect to such matters as the Underwriters shall have reasonably requested and in form and substance satisfactory to counsel for the Underwriters, which will include an opinion as to the compliance of the disclosure with respect to each such party with the requirements of Regulation AB and that such disclosure does not contain an untrue statement of any material fact or omit to state a material fact necessary in order to make the statements therein (in the case of any item comprising the Time of Sale Information, when read in connection with the other items comprising the Time of Sale Information delivered to investors in the Offered Certificates as of the applicable Time of Sale), in light of the circumstances under which they were made, not misleading.  Any such opinions shall be dated the Closing Date and addressed to the Underwriters or accompanied by reliance letters to the Underwriters or shall state that the Underwriters may rely upon them.

(i)            The Underwriters shall have received from Cadwalader, Wickersham & Taft LLP, special counsel for the Underwriters, a written opinion, dated the Closing Date and satisfactory in form and substance to the Underwriters.

(j)           The Underwriters shall have received from KPMG LLP, certified public accountants, letters dated the Time of Sale and the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

(k)           The Offered Certificates listed on Schedule I hereto shall have been rated as indicated in the Time of Sale Information by the rating agency or agencies indicated therein.

(l)           The Underwriters shall have received from counsel to each Loan Seller, its written opinion, dated the Closing Date, that is satisfactory in form and substance to counsel for the Underwriters.

(m)           The Underwriters shall have received from counsel to each Loan Seller, its letter relating to the Time of Sale Information, as of the Time of Sale, and to the Prospectus, as of the date of the Prospectus Supplement and as of the Closing Date, dated the Closing Date, that is satisfactory in form and substance to counsel for the Underwriters.

(n)           The Underwriters shall have received from each Loan Seller an Officer’s Certificate as set forth in Section 8(b) of each Mortgage Loan Purchase Agreement, each in form and substance satisfactory to counsel for the Underwriters.

(o)           All proceedings in connection with the transactions contemplated by this Agreement, and all documents incident hereto and thereto, shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters, and the Underwriters and counsel for the Underwriters shall have received such additional information, certificates, opinions and documents as they may reasonably request.

(p)           Subsequent to the date hereof, there shall not have occurred any change, or any development involving a prospective change, in or affecting the business or properties of the Company or a Loan Seller (including any of the Mortgage Loans) that such Underwriter concludes, in the reasonable judgment of such Underwriter, materially impairs the investment quality of the Certificates so as to make it impractical or inadvisable to proceed with the offering or the delivery of the Offered Certificates as contemplated by the Time of Sale Information and the Prospectus.

(q)           If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided by this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects satisfactory in form and substance to the Underwriters and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled on, or at any time prior to, the Closing Date by the Underwriters.  Notice of such cancellation shall be given to the Company in writing, by telephone or by either telegraph or telecopier confirmed in writing.

7.            Reimbursement of Each Underwriter’s Expenses.  If the sale of any Offered Certificates provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, other than by reason of a default by any of the Underwriters, or because of a termination of this Agreement pursuant to Section 10 hereof, the Company will reimburse the

Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of such Offered Certificates.

8.             Indemnification.

(a)           The Company shall indemnify and hold harmless each of the Underwriters, their respective officers and directors, and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against any and all losses, claims, damages, costs, expenses or liabilities, joint or several, to which any such indemnified party may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, costs, expenses or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)       any untrue statement or alleged untrue statement of a material fact contained in any part of the Registration Statement when such part became effective, or any revision or amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or

(ii)      any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, the Diskette (as defined below) or any revision or amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or

(iii)     any untrue statement or alleged untrue statement of a material fact contained in (x) the Preliminary FWP or the Additional FWP, (y) any other Issuer Free Writing Prospectus (as defined in Section 9(e)(i) hereof) and ABS Informational and Computational Material that is not being treated as a Free Writing Prospectus or (z) any “issuer information” (as defined in Rule 433(h) under the Securities Act) (the “Issuer Information”) or any information concerning the Mortgage Loans provided to the Underwriters by the Company (solely to the extent such information is not Loan Seller Information) contained in (1) any Underwriter Free Writing Prospectus (as defined in Section 9(b) hereof) prepared by or on behalf of such Underwriter, or (2) any Free Writing Prospectus that is required to be filed pursuant to Section 9(e)(iii), Section 9(e)(iv) or Section 9(h) hereof (the items described in clauses (x), (y) and (z) collectively, the “Issuer Disclosure Materials”), or the omission or alleged omission to state in the Issuer Disclosure Materials a material fact necessary in order to make the statements therein (when read in connection with the other initial Time of Sale Information or the other revised Time of Sale Information in connection with a Subsequent Time of Sale), in light of the circumstances under which they were made, not misleading, which untrue statement or omission referred to above in this clause (ii) was not corrected by information subsequently supplied by the Company to the Underwriters a reasonable period of time prior to the Time of Sale to the applicable investor of the Offered Certificates (including without limitation a contract of sale).

The Company shall reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against such loss, claim, damage, liability, or action.  Notwithstanding the foregoing, the Company shall not be liable in any such case if and to the extent that any such loss, claim, damage, cost, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission with respect to:

(A) the Underwriter Supplied Information (as defined below);

(B) information regarding any Loan Seller, the Mortgage Loans sold by such Loan Seller to the Company or the related Mortgaged Properties to the extent such information is covered by the indemnity from the related Loan Seller in the indemnification agreement entered into between such Loan Seller, the Company and the Underwriters (the information in this clause (B) referred to herein, collectively with respect to all the Loan Sellers, as the “Loan Sellers’ Information”); or

(C) information regarding any Transaction Party to the extent such information is covered by the indemnity from the related Transaction Party in the indemnification agreement entered into between such party, the Company and the Underwriters (such information, the “Transaction Party Information”).

This indemnity agreement will be in addition to any liability which the Company may otherwise have.  “Loan Detail” shall mean the information set forth in Annex A-1 and Annex A-2 to the Prospectus Supplement.  “Diskette” shall mean the information set forth on the diskette attached to the Prospectus.

(b)           Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its officers and directors and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to (A) the Underwriter Supplied Information provided by or relating to such Underwriter, which was not corrected by a subsequent Underwriter Supplied Information supplied to the Company by such Underwriter prior to the Time of Sale to the applicable investor of Offered Certificates (including without limitation a contract of sale), or (B) any untrue statement or alleged untrue statement of any material fact contained in any Underwriter Free Writing Prospectus or any other Free Writing Prospectus described in Sections 9(g) and 9(h) that is prepared, used, authorized or approved by or on behalf of such Underwriter or any omission or alleged omission to state in any such Free Writing Prospectus a material fact necessary in order to make the statements therein (when read in conjunction with the Time of Sale Information), in light of the circumstances under which they were made, not misleading, which untrue statement or omission was not corrected by a subsequent Underwriter Free Writing Prospectus supplied to the Company by such Underwriter prior to the Time of Sale to the applicable investor of Offered Certificates (including without limitation a contract of sale); provided that no Underwriter shall be obligated to so indemnify and hold the Company harmless to the extent that such losses, claims, damages, costs, expenses or liabilities arise out of or are based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission contained in or made in reliance on and in conformity with any Issuer Information, Loan Sellers’ Information or

Transaction Party Information or (B) any errors in the mathematical calculations reflected in such Free Writing Prospectus to the extent such errors arise out of or are based upon errors in such Issuer Information, Loan Sellers’ Information or Transaction Party Information.  This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.  The Company acknowledges that only the statements set forth (i) in the second to last paragraph of the cover page of the Preliminary FWP, (ii) in the second to last paragraph of the cover page of the Prospectus Supplement and (iii) in the first and third sentences of the fourth paragraph under the heading “Method of Distribution (Underwriter Conflicts of Interest)” in the Prospectus Supplement constitute the “Underwriter Supplied Information”.  Any Underwriter Free Writing Prospectus, or any other Free Writing Prospectus described in Section 9(g) or 9(h), that is prepared (or, if not prepared by any Underwriter, that is used, authorized or approved) by or on behalf of a particular Underwriter (or group of Underwriters) shall relate exclusively to and be the several responsibility of such Underwriter (or joint and several responsibility of such Underwriters if more than one Underwriter has prepared (or, if not prepared by any Underwriter, has used, authorized or approved) such Free Writing Prospectus), and no other.

(c)           Each Underwriter (the “Indemnifying Underwriter”) agrees, severally and not jointly to indemnify and hold harmless each of the other Underwriters,  their respective officers and directors, and each person, if any, who controls such other Underwriters within the meaning of either the Securities Act or the Exchange Act (collectively, the “Non-Indemnifying Underwriters”) against any and all losses, claims, damages, costs, expenses or liabilities, joint or several, to which any Non-Indemnifying Underwriter may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, common law or otherwise, insofar as such losses, claims, damages, costs, expenses or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of circumstances under which they were made, not misleading, in the Underwriter Supplied Information with respect to such Underwriter and (ii) any untrue statement or alleged untrue statement of a material fact contained at the Time of Sale to the applicable investor in the Offered Certificates (including without limitation a contract of sale) in any Underwriter Free Writing Prospectus, or any other Free Writing Prospectus described in Sections 9(g) or 9(h), in each case that was prepared (or, if not prepared by any Underwriter, was used, authorized or approved) by or on behalf of the Indemnifying Underwriter(s) or the omission or alleged omission to state therein at such time a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse, as incurred, the Non-Indemnifying Underwriters for any legal or other expenses reasonably incurred by them in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, that the Indemnifying Underwriter(s) shall not be liable under this Section 8(c) to any Non-Indemnifying Underwriter in respect thereof to the extent that the Non-Indemnifying Underwriter is entitled to indemnification or contribution for the subject loss, claim, damage, liability cost or expense (i) from another party pursuant to any separate indemnification agreement entered into by a Loan Seller or a Transaction Party or (ii) from the Company hereunder.  No Underwriter shall be liable to another Underwriter or any officer, director or controlling person with respect to such other Underwriter under this Section 8(c) for any losses, liabilities, claims or damages arising out of an untrue statement or alleged untrue statement or omission or alleged omission in any such document prepared by such other Underwriter.  This agreement will be in addition to any liability that any Underwriter may otherwise have.

(d)           Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party under Section 8(a), (b) or (c), except to the extent that the indemnifying party has been materially prejudiced by such failure, or otherwise than under this Section 8.  Upon request of the indemnified party, the indemnifying party shall retain counsel satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding as incurred.  In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party (which may be counsel representing the indemnifying party); provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel (and one local counsel, if it deems necessary) to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel), approved by the indemnified party, representing the indemnified parties under such Section 8(a), (b) or (c), as the case may be, who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld, conditioned or delayed), but if settled with such written consent or if there shall be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party, but only to the extent provided herein, from and against any loss, damage, cost, expense or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel to which the indemnified party is entitled pursuant to this paragraph, the indemnifying party shall be liable for any settlement of any proceeding effected without its written consent if

(1) such settlement is entered into more than thirty (30) days after receipt by the indemnifying party of such request, (2) the indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (3) such settlement does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of the indemnifying party.  If the indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the written consent of the indemnified party, which consent shall not be unreasonably withheld, conditioned or delayed, or, if such settlement (i) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any such indemnified party, and (ii) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding, without the consent of the indemnified party.

(e)           If the indemnification provided for in subsection (a), (b) or (c) of this Section 8 is applicable in accordance with its terms with respect to one or more indemnifying parties, but is unavailable or insufficient to hold harmless an indemnified party under such subsection (a), (b) or (c) above, then in order to provide for just and equitable contribution, each such indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, costs, expenses or liabilities referred to in such subsection (a), (b) or (c) above in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other from the offering of the Offered Certificates or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other in connection with the untrue statements or omissions or alleged untrue statements or omissions that resulted in such losses, claims, damages, costs, expenses or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and an Underwriter on the other shall be deemed to be in the same proportion as the total proceeds from the issuance and sale of the Offered Certificates under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts, commissions or other fees received by such Underwriter. The relative benefits received by an Underwriter on the one hand and another Underwriter on the other shall be deemed to be in the same proportion as the total underwriting discounts, commissions or other fees received by the first such Underwriter bear to the total underwriting discounts, commissions or other fees received by the other such Underwriter.  The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand, or the indemnified party on the other, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances.  The Company and the Underwriters agree that it would not be just and equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this subsection (e).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages, costs, expenses or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing for or defending against any action or claim which is the subject of this subsection (e) subject to the limitations therein provided under subsection (d).

Notwithstanding anything to the contrary in this subsection (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 8, each person who controls an Underwriter within the meaning of the Securities Act or the Exchange Act and each officer and director of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of the Securities Act or the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the preceding sentence of this subsection (e).  Any party entitled to contribution shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this subsection (e), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this subsection (e).

Notwithstanding the provisions of this Section 8(e), no Underwriter shall be required to contribute or deemed to contribute any amount in excess of the amount by which the total underwriting discounts, commissions and other fees received by such Underwriter in connection with the offering of the Offered Certificates exceeds the amount of damages that such Underwriter has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.

The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective amount of Offered Certificates they have purchased hereunder, and not joint.

9.            Offering Communications; Free Writing Prospectuses

(a)          Unless preceded or accompanied by a prospectus satisfying the requirements of Section 10(a) of the Securities Act, no Underwriter shall convey or deliver any written communication (other than the Prospectus) to any person in connection with the initial offering of the Offered Certificates, unless such written communication (i) is made in reliance on Rule 134 under the Securities Act, (ii) is made in reliance on Rule 172 under the Securities Act, (iii) constitutes a prospectus satisfying the requirements of Rule 430B under the Securities Act, (iv) constitutes a “free writing prospectus,” as defined in Rule 405 under the Securities Act (a “Free Writing Prospectus”) or (v) such other written communication approved by the Company in advance.  Without limitation thereby, without the prior written consent of the Company (which consent may be withheld for any reason), no Underwriter shall prepare, convey or deliver in connection with the initial offering of the Offered Certificates any Free Writing Prospectus or “ABS informational and computational material,” as defined in Item 1101(a) of Regulation AB under the Securities Act (“ABS Informational and Computational Material”), in reliance upon Rules 167 and 426 under the Securities Act, other than materials provided to it by the Company, including Issuer Free Writing Prospectuses (which include the Preliminary FWP and the

Additional FWP); provided that notwithstanding the foregoing, each Underwriter (other than an Underwriter that is not a Lead Underwriter) may use an Underwriter Free Writing Prospectus that does not include Issuer Information without obtaining the prior written consent of the Company.

(b)           Each Underwriter shall deliver to the Company any Free Writing Prospectus that was prepared by or on behalf of such Underwriter or any affiliate thereof (each, an “Underwriter Free Writing Prospectus”) that contains any Issuer Information by no later than one (1) business day prior to the date of first use thereof or such later date as may be agreed to by the Company; except that:

(i)            any such Free Writing Prospectus or portion thereof prepared by or on behalf of such Underwriter that contains only a description of the final terms of the Offered Certificates shall be delivered by such Underwriter to the Company by no later than the later of (A) the date such final terms have been established for all classes of the Offered Certificates or (B) the date of first use; and

(ii)           any such Free Writing Prospectus that contains only ABS Informational and Computational Materials may be delivered by an Underwriter to the Company not later than the later of (A) one (1) business day prior to the due date for filing of the Prospectus pursuant to Rule 424(b) under the Securities Act or (B) the date of first use of such Free Writing Prospectus.

(c)           Each Underwriter represents and warrants to the Company that the Free Writing Prospectuses to be furnished to the Company by such Underwriter pursuant to Section 9(b) hereof will constitute all Free Writing Prospectuses of the type described therein that were furnished to prospective investors by such Underwriter in connection with its offer and sale of the Offered Certificates.

(d)           Each Underwriter represents and warrants to the Company that each Free Writing Prospectus (other than an Issuer Free Writing Prospectus) required to be provided by it to the Company pursuant to Section 9(b) hereof did not, as of the date such Free Writing Prospectus was conveyed or delivered to any prospective investor, include any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading and that each such Free Writing Prospectus complied with Rules 164 and 433 under the Securities Act; provided, no Underwriter makes any representation or warranty to the extent such misstatements or omissions are based upon or arise out of an untrue statement or omission in the Issuer Information supplied by the Company to such Underwriter, the Loan Seller Information or the Transaction Party Information, which information was not corrected by information subsequently supplied by the Company, the related Loan Seller or the related Transaction Party to such Underwriter a reasonable period prior to the Time of Sale to the applicable investor of the Offered Certificates (including without limitation, by means of a contract of sale).

(e)            The Company agrees to file with the Commission the following:

(i)            The Preliminary FWP, the Additional FWP and any other Free Writing Prospectus that constitutes an “issuer free writing prospectus,” as defined in Rule 433(h) under the Securities Act (each, an “Issuer Free Writing Prospectus”);

(ii)           Any Free Writing Prospectus or portion thereof delivered by an Underwriter to the Company pursuant to Section 9(b) hereof (but not any subsequent Free Writing Prospectus containing only information prepared by or on behalf of an Underwriter on the basis of or derived from Issuer Information previously filed);

(iii)          Any Free Writing Prospectus or portion thereof that contains a description of the final terms of the Offered Certificates, after such terms have been established for all classes in the offering; and

(iv)          Any Free Writing Prospectus for which the Company or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Company or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating communications; and

(v)           any ABS Informational and Computational Material that is not being treated as a Free Writing Prospectus.

(f)            Any Free Writing Prospectus required to be filed pursuant to Section 9(e) hereof by the Company shall be filed with the Commission not later than the date of first use of the Free Writing Prospectus, except that:

(i)            any Free Writing Prospectus or portion thereof required to be filed that contains only a description of the final terms of the Offered Certificates may be filed by the Company within two (2) days of the later of the date such final terms have been established for all classes of Offered Certificates and the date of first use;

(ii)           any Free Writing Prospectus or portion thereof required to be filed that contains only ABS Informational and Computational Material may be filed by the Company with the Commission not later than the later of the due date for filing of the Prospectus pursuant to Rule 424(b) under the Securities Act or two (2) business days after the date of first use of such Free Writing Prospectus; and

(iii)          any Free Writing Prospectus required to be filed pursuant to Section 9(e)(iv) hereof may, if no payment has been made or consideration has been given by or on behalf of the Company for the Free Writing Prospectus or its dissemination, be filed by the Company with the Commission not later than four (4) business days after the Company becomes aware of the publication, radio or television broadcast or other dissemination of such Free Writing Prospectus.

(g)           Each Underwriter (with the reasonable cooperation of the Company) shall file with the Commission any Free Writing Prospectus (other than a Free Writing Prospectus required to be delivered to the Company pursuant to Section 9(b)) that is neither an Issuer Free Writing Prospectus nor contains Issuer Information and that is used or referred to by such Underwriter or distributed by or on behalf of such Underwriter in a manner reasonably designed to lead to its broad, unrestricted dissemination not later than the date of the first use of such Free Writing Prospectus.

(h)           Notwithstanding the provisions of Section 9(g) hereof, each Underwriter (with the reasonable cooperation of the Company) shall file with the Commission any Free Writing Prospectus for which such Underwriter or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Company or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating written communications and for which no payment was made or consideration given by or on behalf of the Company or any other offering participant, not later than four (4) business days after such Underwriter becomes aware of the publication, radio or television broadcast or other dissemination of such Free Writing Prospectus.

(i)            Notwithstanding the provisions of Sections 9(e) (other than 9(e)(iii)), 9(g) and 9(h) hereof, neither the Company nor any Underwriter shall be required to file (A) Issuer Information contained in any Free Writing Prospectus of an Underwriter or any offering participant other than the Company, if such information is included or incorporated by reference in the Prospectus or a Free Writing Prospectus previously filed with the Commission that relates to the offering of the Offered Certificates, (B) any Free Writing Prospectus or portion thereof that contains a description of the Offered Certificates or the offering of the Offered Certificates which does not reflect the final terms thereof or (C) any Free Writing Prospectus that does not contain substantive changes from or additions to a Free Writing Prospectus previously filed with the Commission.

(j)            The Company and the Underwriters each agree that any Free Writing Prospectuses prepared by each such party shall contain the following legend:

“The depositor filed a registration statement (including a prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov.  Alternatively, the depositor, Deutsche Bank Securities, Inc., any underwriter or any dealer participating in this offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-503-4611 or by emailing prospectus.cpdg@db.com.”

(k)           The Company and the Underwriters each agree to retain all Free Writing Prospectuses that they have used and that are not required to be filed pursuant to this Section 9 for a period of three (3) years following the initial bona fide offering of the Offered Certificates.

(l)            In the event that the Company becomes aware, at any time between the Time of Sale or any Subsequent Time of Sale and the Closing Date, that any information in an

Issuer Free Writing Prospectus or any Issuer Information contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein (when read in conjunction with the other applicable Time of Sale Information), in light of the circumstances under which they were made, not misleading (a “Defective Issuer Free Writing Prospectus”), the Company shall notify the Underwriters of such untrue statement or omission within one business day after discovery (except for any Underwriter that informed the Company of such untrue statement or omission) and the Company shall, if requested by the Underwriters, prepare and deliver to the Underwriters a Free Writing Prospectus that corrects the material misstatement or omission in the Defective Issuer Free Writing Prospectus (such corrected Issuer Free Writing Prospectus, a “Corrected Issuer Free Writing Prospectus”).  In the event that, at any time between the Time of Sale or any Subsequent Time of Sale and the Closing Date, any Underwriter becomes aware that any Underwriter Free Writing Prospectus delivered thereby to an investor in any Offered Certificates contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein (when read in conjunction with the applicable Time of Sale Information), in light of the circumstances under which they were made, not misleading (a “Defective Underwriter Free Writing Prospectus” and, together with a Defective Issuer Free Writing Prospectus, a “Defective Free Writing Prospectus”), such Underwriter shall notify the Company of such untrue statement or omission within one business day after discovery (unless the Company was the party that informed such Underwriter of such untrue statement or omission) and the Underwriters shall, if requested by the Company:

(i)            if the Defective Free Writing Prospectus was an Underwriter Free Writing Prospectus, prepare a Free Writing Prospectus that corrects the material misstatement in or omission from the Defective Free Writing Prospectus (together with a Corrected Issuer Free Writing Prospectus, a “Corrected Free Writing Prospectus”), provided, that if an Underwriter Free Writing Prospectus and Issuer Free Writing Prospectus are both determined to be a Defective Free Writing Prospectus as a result of the same untrue statement or omission in each such document, then the Company shall prepare a single Corrected Free Writing Prospectus correcting both such Defective Free Writing Prospectuses;

(ii)           either (A) deliver the Corrected Free Writing Prospectus to each investor which received the Defective Free Writing Prospectus prior to entering into a contract of sale with such investor, clearly identifying or highlighting the Corrective Information, or (B) deliver the Corrected Free Writing Prospectus to each investor which received the Defective Free Writing Prospectus and has entered into a contract of sale, clearly identifying or highlighting the Corrective Information, and (x) notify in writing each such investor in a prominent fashion that the prior contract of sale with such investor has been terminated, and of such investor’s rights as a result of termination of such agreement and (y) provide such investor with an opportunity to affirmatively agree in writing to purchase the Offered Certificates on the terms described in the Corrected Free Writing Prospectus; and

(iii)          comply with any other requirements for reformation of the original contract of sale with such investor, as described in Section IV.A.2.c of the Commission’s Securities Offering Reform Release No. 33-8591.

(m)          In the event that a Defective Free Writing Prospectus was an Issuer Free Writing Prospectus and the defective information was not Underwriter Supplied Information, Loan Seller Information or Transaction Party Information and the Underwriters shall in good faith incur any costs to an investor in connection with the reformation of the contract of sale with the investor, the Company agrees to reimburse the Underwriters for such costs.

(n)           Each Underwriter covenants with the Company that, upon reasonable request, it will make available to the Company such personnel as are familiar with the Underwriter’s compliance procedures for the purpose of answering questions concerning the Underwriter’s practices and procedures for the preparation and dissemination of written materials concerning the Offered Certificates to prospective investors prior to the delivery of the final Prospectus to such investors.

(o)           Each Underwriter covenants with the Company that after the Prospectus is available the Underwriter shall not distribute any written information concerning the Offered Certificates to a prospective investor unless such information is preceded or accompanied by the final Prospectus.

10.           Termination or Default by an Underwriter.

(a)          This Agreement shall be subject to termination in the absolute discretion of the Underwriters, by notice given to the Company prior to delivery of and payment for the Offered Certificates, if prior to such time (i) trading in securities of the Company or DBSI or any affiliate of either on any major securities exchange on which such securities are commonly traded shall have been suspended or materially limited, (ii) any downgrading in the intended rating of any of the Offered Certificates by any rating agency, or any public announcement that any rating agency has under surveillance or review its rating of any of the Offered Certificates (with implication of a possible downgrading), (iii) trading in securities generally on the New York Stock Exchange or over-the-counter market shall have been suspended or materially limited or minimum prices shall have been established on such exchange, (iv) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, or (v) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crisis, the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Underwriters, after consultation with the Company, impracticable to market the Offered Certificates on the terms specified in this Agreement.  In the event of a termination pursuant to this Section 10, fees and expenses of the Underwriters shall be paid by the Company pursuant to Section 7 of this Agreement.

(b)           If any Underwriter defaults in its obligations to purchase the Offered Certificates hereunder and the aggregate principal amount of the Offered Certificates that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of the Offered Certificates to be purchased hereunder, the Lead Underwriters may make arrangements satisfactory to the Company for the purchase of such Offered Certificates by other persons, but if no such arrangements are made by the Closing Date, each non-defaulting Lead Underwriter shall be obligated to purchase the Offered Certificates (for each Class of Offered Certificates, in an amount equal to the product of (x) the principal amount of such Class that was failed to be purchased by such defaulting Underwriter and (y) the percentage of the principal amount of such Class obligated to be purchased by such non-defaulting Underwriter (set forth on Schedule I of this Agreement) of the sum of the total initial principal balance of such Class obligated to be purchased by all non-defaulting Underwriters) that such defaulting Underwriter agreed but failed to purchase hereunder.  If any Underwriter so defaults and the aggregate principal amount of the Offered Certificates with respect to which such default occurs exceeds 10% of the total principal amount of the Offered Certificates to be purchased hereunder and arrangements satisfactory to the Lead Underwriters and the Company for the purchase of such Offered Certificates by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 10.  In the event that, within the respective prescribed periods, the Lead Underwriters have arranged for the purchase of such Offered Certificates by other persons or the non-defaulting Underwriters become obligated to purchase such Offered Certificates under this Section 10(b), the Lead Underwriters and the Company may postpone the Closing Date for a period of not more than seven (7) days, in order to effect whatever changes the Company and the Lead Underwriters reasonably believe may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus that it and the Lead Underwriters reasonably believe may thereby be made necessary.  As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section.  Nothing herein will relieve a defaulting Underwriter from liability for its default.

11.           Representations and Indemnities to Survive.  The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or the Company or any of the officers, directors or controlling persons referred to in Section 8 and will survive delivery of and payment for the Offered Certificates.  The provisions of Sections 5(e), 5(f), 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12.           Obligations of GACC.  GACC hereby covenants and agrees with the Underwriters that GACC shall be liable to the Underwriters and the officers, directors and controlling persons referred to in Section 8(a) of this Agreement to the same extent as the Company for all of the obligations of the Company under Section 8 of this Agreement.  GACC further agrees that the Underwriters shall not be bound or obligated to initially request the Company to perform any of its obligations under Section 8 of this Agreement, but may instead initially request GACC to perform such obligations.  Additionally, GACC agrees that the Underwriters shall not be bound or obligated in any way to exhaust recourse against the Company before being entitled to demand the performance by GACC of the Company’s obligations under Section 8 of this Agreement.  Performance by GACC of any of the Company’s obligations under Section 8 of this Agreement shall be deemed to be performance thereof by the Company and performance by the Company of its obligations under Section 8 of this Agreement shall be deemed to be performance thereof by GACC.

13.           Notices.  All communications hereunder will be in writing and effective only on receipt, and, will be mailed, delivered or either telegraphed or transmitted by telecopier and confirmed to them at the following addresses: (a) if sent to the Underwriters, (i) in the case of

DBSI, to Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, Attention: Lainie Kaye, with a copy to Cadwalader, Wickersham & Taft LLP, 200 Liberty Street, New York, New York 10281, Attention:  Anna H. Glick, Esq., (ii) in the case of Jefferies, to Jefferies LLC, 520 Madison Avenue, New York, New York 10022, Attention: Mark Green, (iii) in the case of UBS, to UBS Securities LLC, 1285 Avenue of the Americas, New York, New York 10019, Attention: David Schell, Facsimile: (212) 821-2943, with a copy to UBS Securities LLC, 1285 Avenue of the Americas, New York, New York 10019, Attention: Henry Chung, Facsimile: (212) 821-2943 and a copy to UBS AG, 299 Park Avenue, New York, New York 10171, Attention: Chad Eisenberger, Executive Director & Counsel, Facsimile: (212) 821-4584, (iv) in the case of CGMI, to Citigroup Global Markets Inc., 390 Greenwich Street, 5th Floor, New York, New York 10013, Attention: Paul Vanderslice, Facsimile Number: (212) 723-8599, and Citigroup Global Markets Inc., 388 Greenwich Street, 19th Floor, New York, New York 10013, Attention: Richard Simpson, Facsimile Number: (646) 328-2943, with an electronic copy emailed to Richard Simpson at richard.simpson@citi.com and to Ryan M. O’Connor at ryan.m.oconnor@citi.com, (v) in the case of Drexel, to Drexel Hamilton, LLC, 77 Water Street, New York, New York 10005, Attention: John D. Kerin, Director of Debt Syndicate, facsimile number: (646) 412-1500, (vi) in the case of Guggenheim, to Guggenheim Securities, LLC, 330 Madison Avenue, 8th Floor, New York, New York 10017, Attention: Chief Operating Officer, Email: paul.friedman@guggenheimpartners.com and (vii) in the case of KeyBanc, to KeyBanc Capital Markets Inc., 127 Public Square, Cleveland, Ohio 44114, Attention:  Gary Andrews, Facsimile Number:  (216) 689-0976, with a copy to KeyBanc Capital Markets Inc., 127 Public Square, Cleveland, Ohio 44114, Attention:  Richard Hawrylak, Facsimile Number:  (216) 689-5681; (b) if sent to the Company, to Deutsche Mortgage & Asset Receiving Corporation, 60 Wall Street, New York, New York 10005, Attention: Lainie Kaye; or (c) as to any party hereto, to such other address as may hereafter be furnished by such party to the others in writing.

14.           Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 8 hereof and their successors and assigns, and no other person will have any right or obligation hereunder.

15.           GOVERNING LAW.  THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF.  THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

16.           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement.

17.           SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH MATTERS MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES THE DEFENSE OF AN INCONVENIENT FORUM IN ANY ACTION OR PROCEEDING INVOLVING ANY SUCH CLAIMS IN ANY SUCH COURT; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH PARTY HERETO WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST THE OTHER PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  EACH PARTY HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

[SIGNATURE PAGES FOLLOW]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and several Underwriters.

Very truly yours,

DEUTSCHE MORTGAGE & ASSET
RECEIVING CORPORATION

By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

COMM 2014-UBS5 Mortgage Trust – Underwriting Agreement

Accepted at New York, New York
as of the date first written above.

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: Managing Director

By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

JEFFERIES LLC

By:	/s/ Lisa A. Pendergast
Name: Lisa A. Pendergast
Title: MD, CMBS

UBS SECURITIES LLC

By:	/s/ Jackson Sastri
Name: Jackson Sastri
Title: Director

By:	/s/ Siho Ham
Name: Siho Ham
Title: Director

COMM 2014-UBS5 Mortgage Trust – Underwriting Agreement

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Paul T. Vanderslice
Name: Paul T. Vanderslice
Title: Managing Director

DREXEL HAMILTON, LLC

By:	/s/ Jeremy Traska
Name: Jeremy Traska
Title: Director

GUGGENHEIM SECURITIES, LLC

By:	/s/ Paul Friedman
Name: Paul Friedman
Title: Senior Managing Director Chief Operation Officer

KEYBANC CAPITAL MARKETS INC.

By:	/s/ Audrey J. Saccardi
Name: Audrey J. Saccardi
Title: Vice President KeyBanc Capital Markets Inc.

COMM 2014-UBS5 Mortgage Trust – Underwriting Agreement

Acknowledged and agreed:

GERMAN AMERICAN CAPITAL CORPORATION

By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

By:	/s/ Matthew Smith
Name: Matthew Smith
Title: Vice President

COMM 2014-UBS5 Mortgage Trust – Underwriting Agreement

EXHIBIT A-1

FIRST PAGE OF THE PRELIMINARY FWP

A-1-1

The information in this free writing prospectus may be amended and/or supplemented prior to the time of sale.  The information in this free writing prospectus supersedes any contrary information contained in any prior free writing prospectus relating to the subject securities and will be superseded by any contrary information contained in any subsequent free writing prospectus prior to the time of sale.  In addition, certain information regarding the subject securities is not yet available and, accordingly, has not been included in this free writing prospectus.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, DATED SEPTEMBER 3, 2014, MAY BE AMENDED OR SUPPLEMENTED PRIOR TO THE TIME OF SALE

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov.  Alternatively, the depositor, Deutsche Bank Securities Inc., any other underwriter or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-503-4611 or by emailing prospectus.cpdg@db.com.

$1,209,216,000 (Approximate)
COMM 2014-UBS5 Mortgage Trust
Commercial Mortgage Pass-Through Certificates

UBS Real Estate Securities Inc.
Jefferies LoanCore LLC
German American Capital Corporation
Cantor Commercial Real Estate Lending, L.P.
General Electric Capital Corporation
Pillar Funding LLC
Sponsors and Mortgage Loan Sellers

Deutsche Mortgage & Asset Receiving Corporation
Depositor

COMM 2014-UBS5 Mortgage Trust
Issuing Entity

The COMM 2014-UBS5 Mortgage Trust Commercial Mortgage Pass-Through Certificates will represent beneficial ownership interests in the issuing entity, COMM 2014-UBS5 Mortgage Trust.  The issuing entity’s assets will primarily be 70 fixed-rate mortgage loans, secured by first liens on 94 commercial, multifamily and manufactured housing community properties.  The COMM 2014-UBS5 Mortgage Trust Commercial Mortgage Pass-Through Certificates will represent interests in the issuing entity only and will not represent the obligations of Deutsche Bank AG, Deutsche Mortgage & Asset Receiving Corporation, the sponsors or any of their respective affiliates, and neither the certificates nor the underlying mortgage loans are insured or guaranteed by any governmental agency or private insurer.

Each class of offered certificates will receive distributions of interest, principal or both on the fourth business day following the sixth day of each month or the following business day, commencing in October 2014.  Credit enhancement will be provided by certain classes of subordinate certificates that will be subordinate to certain classes of certificates as described in this free writing prospectus under “Description of the Offered Certificates—Subordination.”

Certain characteristics of the offered certificates include:

Class	Initial Certificate Balance or Notional Balance(1)		Approximate Initial Pass- Through Rate	Assumed Final Distribution Date(2)	Rated Final Distribution Date(2)	Anticipated Ratings ([REDACTED])(4)
Class A-1	$45,000,000		(6)	November 2018	September 2047	[REDACTED]
Class A-2	$253,000,000		(6)	September 2019	September 2047	[REDACTED]
Class A-SB	$78,700,000		(6)	March 2024	September 2047	[REDACTED]
Class A-3	$260,000,000		(6)	August 2024	September 2047	[REDACTED]
Class A-4	$354,751,000		(6)	September 2024	September 2047	[REDACTED]
Class X-A	$1,092,367,000	(7)	(7)	September 2024	September 2047	[REDACTED]
Class A-M(8)	$100,916,000	(9)	(6)	September 2024	September 2047	[REDACTED]
Class B(8)	$63,736,000	(9)	(6)	September 2024	September 2047	[REDACTED]
Class PEZ(8)	$217,765,000	(9)	(6)	September 2024	September 2047	[REDACTED]
Class C(8)	$53,113,000	(9)	(6)	September 2024	September 2047	[REDACTED]

(Footnotes to table to begin on page 15)

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined that this free writing prospectus or the attached prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.
Investing in the offered certificates involves risks.  See “Risk Factors” beginning on page 61 of this free writing prospectus and page 10 of the prospectus.
With respect to this offering, Deutsche Bank Securities Inc., UBS Securities LLC and Jefferies LLC are acting as the co-lead bookrunning managers and co-lead managers in the following manner:  Deutsche Bank Securities Inc. is acting as sole bookrunning manager with respect to 75.7% of each class of offered certificates, UBS Securities LLC is acting as sole bookrunning manager with respect to 24.3% of each class of offered certificates, and Jefferies LLC is acting as sole bookrunning manager with respect to 0.0% of each class of offered certificates.  Citigroup Global Markets Inc., Drexel Hamilton, LLC, Guggenheim Securities, LLC and KeyBanc Capital Markets Inc. are acting as co-managers.  The underwriters will offer the offered certificates in the amounts that will be set forth in the final prospectus supplement to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale.
Deutsche Bank Securities Inc., UBS Securities LLC, Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, Guggenheim Securities, LLC and KeyBanc Capital Markets Inc. will be required to purchase the offered certificates (in the amounts that will be set forth under “Method of Distribution (Underwriter Conflicts of Interest)” in the final prospectus supplement) from Deutsche Mortgage & Asset Receiving Corporation, subject to certain conditions.  The underwriters expect to deliver the offered certificates to purchasers on or about September 23, 2014.

Deutsche Bank Securities	Jefferies	UBS Securities LLC
Co-Lead Bookrunning Managers and Co-Lead Managers

Citigroup Guggenheim Securities		Drexel Hamilton KeyBanc Capital Markets
Co-Managers

September [__], 2014

EXHIBIT A-2

FIRST PAGE OF THE ADDITIONAL FWP

A-2-1

From: Db Cmbs Deutsche Bank (DEUTSCHE BANK SECURI) [mailto:ddeutscheb33@bloomberg.net]
Sent: Wednesday, September 03, 2014 9:31 AM
Subject: COMM 2014-UBS5 **NEW ISSUE ANNOUNCEMENT** PUBLIC

COMM 2014-UBS5 -- NEW ISSUE CMBS
$1.21BN NEW ISSUE CMBS ***PUBLIC OFFERING***

JOINT BOOKRUNNERS & CO-LEAD MANAGERS: DEUTSCHE BANK, UBS & JEFFERIES
CO-MANAGERS: CITIGROUP, GUGGENHEIM, DREXEL HAMILTON & KEYBANC
RATING AGENCIES: [REDACTED]

***PUBLIC OFFERED CERTIFICATES***
CLASS	RATING ([REDACTED])	SIZE (MM)	C/E	WAL	LTV	DY
A-1	[REDACTED]	45.000	30.000%	2.35	46.8%	15.9%
A-2	[REDACTED]	253.000	30.000%	4.71	46.8%	15.9%
A-SB	[REDACTED]	78.700	30.000%	7.29	46.8%	15.9%
A-3	[REDACTED]	260.000	30.000%	** NOT AVAILABLE **
A-4	[REDACTED]	354.751	30.000%	9.92	46.8%	15.9%
A-M	[REDACTED]	100.916	22.875%	9.96	51.5%	14.4%
B	[REDACTED]	63.736	18.375%	9.96	54.5%	13.6%
C	[REDACTED]	53.113	14.625%	9.96	57.0%	13.0%

***PRIVATE CERTIFICATES***
CLASS	RATING ([REDACTED])	SIZE (MM)	C/E	WAL	LTV	DY
D	[REDACTED]	104.216	7.267%	9.96	61.9%	12.0%

POOL BALANCE:	$1.416BN
NUMBER OF LOANS:	70
NUMBER OF PROPERTIES:	94
WA CUT-OFF LTV:	66.8%
WA UNDERWRITTEN NCF DSCR:	1.76x
WA UNDERWRITTEN NOI DEBT YIELD:	11.1%
WA MORTGAGE INTEREST RATE:	4.6322%
WA TERM TO MATURITY (MOS):	108

PROPERTY TYPES: OFFICE (32.6%), HOSPITALITY (26.7%), RETAIL (23.1%), INDUSTRIAL (7.3%), MULTIFAMILY (6.7%), MIXED USE (1.6%), OTHER (1.0%), SELF STORAGE (0.7%), MANUFACTURED HOUSING COMMUNITY (0.2%)

TOP 5 STATES: CA (16.6%), TX (13.3%), FL (13.1%), GA (9.1%), NY (9.0%)

AMORTIZATION TYPE: INTEREST ONLY, THEN AMORTIZING (50.9%); AMORTIZING BALLOON (25.1%); INTEREST ONLY (16.1%); INTEREST ONLY, ARD (4.5%); AMORTIZING, THEN INTEREST ONLY (3.4%)

TOP 10 & 5 LOANS AS A % OF POOL: 44.6% & 27.3%

MASTER SERVICER:	WELLS FARGO BANK, NA
SPECIAL SERVICER:	RIALTO
OPERATING ADVISOR:	SITUS
DIRECTING HOLDER:	RIALTO
TRUSTEE:	WILMINGTON TRUST, NA
CERT. ADMIN.:	WELLS FARGO BANK, NA

ANTICIPATED TIMING:
- TERM SHEET, RED & ANNEX A-1: ATTACHED
- THIRD PARTY SYSTEMS: TODAY 9/3
- INVESTOR GROUP MEETINGS: THURSDAY, 9/4 (SEND RSVP TO DESK)
  HARTFORD        9:00AM
  BOSTON         12:30PM
- INVESTOR MEETINGS AVAILABLE UPON REQUEST (CONTACT SALES COVERAGE)
- PRE-RECORDED INVESTOR CALL: DETAILS WILL BE DISTRIBUTED TODAY 9/3
- PRE-SALE REPORTS: TODAY 9/3 OR TOMORROW 9/4
- ANTICIPATED PRICING: WEEK OF 9/8
- ANTICIPATED SETTLEMENT: 9/23

DEUTSCHE BANK TRADING DESK CONTACTS:
MATT BORSTEIN    212-250-5149
BROOKS SCHOLL    212-250-5149
RYAN HORVATH     212-250-5149

UBS TRADING DESK CONTACTS:
KEE CHAN         212-713-6189
JAMARR DELAUNEY  212-713-6189

JEFFERIES TRADING DESK CONTACTS:
CORY ROTHMAN     203-363-8232
MARK BOWER       203-363-8232
JOHN BAUMANN     203-363-8232

**************************************************************************
Investors are urged to read the final prospectus supplement relating to these securities because it contains important information regarding the offering that is not included herein.  The issuer, any underwriter or any dealer participating in the offering will arrange to send you the final prospectus supplement if you request it by calling toll-free 1-800-503-4611 or e-mailing a request to prospectus.cpdg@db.com.

The asset-backed securities referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis.  You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued.  Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date.  If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination").  If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class.  To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.  Deutsche Bank Securities Inc. and the other underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes.  The underwriters and their respective affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).  Deutsche Bank Securities Inc. and the other underwriters may have an investment or commercial banking relationship with the issuer.

Information in these materials is current as of the date appearing on the material only.  This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.  The information in this free writing prospectus is preliminary and subject to change.  Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities.  These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The issuer has filed a registration statement (including a prospectus) with the SEC (registration statement file no. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by e-mailing a request to prospectus.cpdg@db.com.  The securities may not be suitable for all investors.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.
**************************************************************************

-------------------------------------------------------------------------------
This has been prepared solely for informational purposes. It is not an offer, recommendation or solicitation to buy or sell, nor is it an official confirmation of terms. It is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete or that any returns indicated will be achieved. Changes to assumptions may have a material impact on any returns detailed. Past performance is not indicative of future returns. Price and availability are subject to change without notice. Additional information is available upon request.

---
This communication may contain confidential and/or privileged information. If you are not the intended recipient (or have received this communication in error) please notify the sender immediately and destroy this communication. Any unauthorized copying, disclosure or distribution of the material in this communication is strictly forbidden.

Deutsche Bank does not render legal or tax advice, and the information contained in this communication should not be regarded as such.

September 3, 2014

FREE WRITING PROSPECTUS STRUCTURAL AND COLLATERAL TERM SHEET
$1,416,359,325
(Approximate Total Mortgage Pool Balance)

$1,209,216,000
(Approximate Offered Certificates)

COMM 2014-UBS5

Deutsche Mortgage & Asset Receiving Corporation
Depositor

UBS Real Estate Securities Inc. Jefferies LoanCore LLC German American Capital Corporation Cantor Commercial Real Estate Lending, L.P. General Electric Capital Corporation Pillar Funding LLC
Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities	Jefferies	UBS Securities LLC
Joint Bookrunning Managers and Co-Lead Managers

Citigroup		Drexel Hamilton
Guggenheim Securities		KeyBanc Capital Markets
Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS5

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

This free writing prospectus does not contain all information that is required to be included in the prospectus and the prospectus supplement.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., UBS Securities LLC, Jefferies LLC, Citigroup Global Markets Inc., Drexel Hamilton, LLC, Guggenheim Securities, LLC and KeyBanc Capital Markets Inc., or any other underwriter (the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time. The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the Commercial Mortgage Pass-Through Certificates, Series COMM 2014-UBS5 (the “Offering Document”). The information contained herein supersedes any such information previously delivered and should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document. The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document. The information contained herein will be more fully described elsewhere in the Offering Document.  The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety.  Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the issuer undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor and this offering.  You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov.  Alternatively, the depositor, Deutsche Bank Securities Inc., any other underwriter or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by e-mailing prospectus.cpdg@db.com.

Deutsche Mortgage & Asset Receiving Corporation, COMM 2014-UBS5 Commercial Mortgage Pass-Through Certificates

September 9, 2014

UPDATE to the free writing prospectus (structural and collateral term sheet), dated September 3, 2014, and the free writing prospectus, dated September 3, 2014 (the “Primary Free Writing Prospectus”).

Capitalized terms used herein but not defined herein will have such meanings ascribed to them in the Primary Free Writing Prospectus.

***

COLLATERAL UPDATE

With respect to the Mortgage Loan secured by the Mortgaged Property identified on Annex A-1 to the Primary Free Writing Prospectus as Quakerbridge, representing approximately 3.4% of the Initial Outstanding Pool Balance, the State of New Jersey tenant is rated “A” by Fitch, “A1” by Moody’s and “A+” by S&P.

With respect to the Mortgage Loan secured by the portfolio of Mortgaged Properties identified on Annex A-1 to the Primary Free Writing Prospectus as Town Park Ravine I, II, III, representing approximately 2.9% of the Initial Outstanding Pool Balance, footnote (1) to the “Cash Flow Analysis” chart on Annex B, which stated that the U/W Base Rent includes $5,907,087 in contractual step rents through November 2014 and the straight line average of step rents through the earlier of the termination option or lease term, has been removed.

With respect to the Mortgage Loan secured by the Mortgaged Property identified on Annex A-1 to the Primary Free Writing Prospectus as Commons at Madera Fair, representing approximately 1.5% of the Initial Outstanding Pool Balance, there is no exception to Representation 26 (Recourse Obligations).

With respect to the Mortgage Loan secured by the Mortgaged Property identified on Annex A-1 to the Primary Free Writing Prospectus as Springhill Suites Atlanta Airport Gateway Center, representing approximately 1.2% of the Initial Outstanding Pool Balance, the recourse for losses resulting from acts of fraud or intentional material misrepresentation by the borrower, BIDA, is

From: Db Cmbs Deutsche Bank (DEUTSCHE BANK SECURI) [mailto:ddeutscheb33@bloomberg.net]
Sent: Wednesday, September 10, 2014 10:14 AM
Subject: COMM 2014-UBS5 **X-A IO ANNOUNCEMENT**

COMM 2014-UBS5 -- NEW ISSUE CMBS
NEW ISSUE CMBS ***PUBLIC OFFERING***

JOINT BOOKRUNNERS & CO-LEAD MANAGERS: DEUTSCHE BANK, UBS & JEFFERIES
CO-MANAGERS: CITIGROUP, GUGGENHEIM, DREXEL HAMILTON & KEYBANC
RATING AGENCIES: [REDACTED]

***PUBLIC OFFERED CERTIFICATES***
CLASS	RATING ([REDACTED])	SIZE (MM)	WAL	APPROX.PROCEEDS	TALK
X-A	[REDACTED]	$1,092.367	7.94	$77.2MM	J+140-145A

PRICING ASSUMPTIONS: 100% CPY TO CALL & OVER INTERPOLATED USD TSY

ANTICIPATED PRICING: TODAY 9/10

DEUTSCHE BANK TRADING DESK CONTACTS:
MATT BORSTEIN    212-250-5149
BROOKS SCHOLL  212-250-5149
RYAN HORVATH    212-250-5149

UBS TRADING DESK CONTACTS:
KEE CHAN         212-713-6189
JAMARR DELAUNEY  212-713-6189

JEFFERIES TRADING DESK CONTACTS:
CORY ROTHMAN    203-363-8232
MARK BOWER       203-363-8232
JOHN BAUMANN    203-363-8232

**************************************************************************
Investors are urged to read the final prospectus supplement relating to these securities because it contains important information regarding the offering that is not included herein.  The issuer, any underwriter or any dealer participating in the offering will arrange to send you the final prospectus supplement if you request it by calling toll-free 1-800-503-4611 or e-mailing a request to prospectus.cpdg@db.com.

The asset-backed securities referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis.  You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued.  Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date.  If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination").  If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class.  To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.  Deutsche Bank Securities Inc. and the other underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes.  The underwriters and their respective affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).  Deutsche Bank Securities Inc. and the other underwriters may have an investment or commercial banking relationship with the issuer.

Information in these materials is current as of the date appearing on the material only.  This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.  The information in this free writing prospectus is preliminary and subject to change.  Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities.  These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The issuer has filed a registration statement (including a prospectus) with the SEC (registration statement file no. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by e-mailing a request to prospectus.cpdg@db.com.  The securities may not be suitable for all investors.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.
**************************************************************************

-------------------------------------------------------------------------------
This has been prepared solely for informational purposes. It is not an offer, recommendation or solicitation to buy or sell, nor is it an official confirmation of terms. It is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete or that any returns indicated will be achieved. Changes to assumptions may have a material impact on any returns detailed. Past performance is not indicative of future returns. Price and availability are subject to change without notice. Additional information is available upon request.

---
This communication may contain confidential and/or privileged information. If you are not the intended recipient (or have received this communication in error) please notify the sender immediately and destroy this communication. Any unauthorized copying, disclosure or distribution of the material in this communication is strictly forbidden.

Deutsche Bank does not render legal or tax advice, and the information contained in this communication should not be regarded as such.

-----Original Message-----
Sent: Wednesday, September 10, 2014 11:24 AM
Subject: COMM 2014-UBS5 **FINAL PRICING DETAILS** PUBLIC

COMM 2014-UBS5 -- NEW ISSUE CMBS
NEW ISSUE CMBS ***PUBLIC PRICED***

***SETTLEMENT DATE: SEPTEMBER 23, 2014***

CLASS	[REDACTED]	SIZE (MM)	C/E	WAL	COUPON	PRICE	YIELD	SPREAD
A-1	[REDACTED]	45.000	30.000%	2.35	1.3730%	99.998811%	1.3624%	S+43
A-2	[REDACTED]	253.000	30.000%	4.71	3.0310%	102.999875%	2.3525%	S+54
A-SB	[REDACTED]	78.700	30.000%	7.29	3.5480%	102.999015%	3.0930%	S+78
A-3	[REDACTED]	260.000	30.000%	9.76	3.5650%	100.998442%	3.4584%	S+86
A-4	[REDACTED]	354.751	30.000%	9.92	3.8380%	102.996289%	3.4942%	S+88
A-M	[REDACTED]	100.916	22.875%	9.96	4.1930%	102.996003%	3.8488%	S+123
B	[REDACTED]	63.736	18.375%	9.96	4.5140%	102.993569%	4.1688%	S+155
C	[REDACTED]	53.113	14.625%	9.96	*	100.755226%	4.6188%	S+200

*CLASS C IS WAC

FIRST DISTRIBUTION DATE: OCTOBER 10, 2014

DEUTSCHE BANK TRADING DESK CONTACTS:
MATT BORSTEIN      212-250-5149
BROOKS SCHOLL    212-250-5149
RYAN HORVATH      212-250-5149

UBS TRADING DESK CONTACTS:
KEE CHAN                 212-713-6189
JAMARR DELAUNEY  212-713-6189

JEFFERIES TRADING DESK CONTACTS:
CORY ROTHMAN     203-363-8232
MARK BOWER        203-363-8232
JOHN BAUMANN     203-363-8232

**************************************************************************
Investors are urged to read the final prospectus supplement relating to these securities because it contains important information regarding the offering that is not included herein.  The issuer, any underwriter or any dealer participating in the offering will arrange to send you the final prospectus supplement if you request it by calling toll-free 1-800-503-4611 or e-mailing a request to prospectus.cpdg@db.com.

The asset-backed securities referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis.  You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued.  Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date.  If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination").  If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class.  To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.  Deutsche Bank Securities Inc. and the other underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes.  The underwriters and their respective affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).  Deutsche Bank Securities Inc. and the other underwriters may have an investment or commercial banking relationship with the issuer.

Information in these materials is current as of the date appearing on the material only.  This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.  The information in this free writing prospectus is preliminary and subject to change.  Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities.  These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The issuer has filed a registration statement (including a prospectus) with the SEC (registration statement file no. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by e-mailing a request to prospectus.cpdg@db.com.  The securities may not be suitable for all investors.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.
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This has been prepared solely for informational purposes. It is not an offer, recommendation or solicitation to buy or sell, nor is it an official confirmation of terms. It is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete or that any returns indicated will be achieved. Changes to assumptions may have a material impact on any returns detailed. Past performance is not indicative of future returns. Price and availability are subject to change without notice. Additional information is available upon request.

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This communication may contain confidential and/or privileged information. If you are not the intended recipient (or have received this communication in error) please notify the sender immediately and destroy this communication. Any unauthorized copying, disclosure or distribution of the material in this communication is strictly forbidden.

Deutsche Bank does not render legal or tax advice, and the information contained in this communication should not be regarded as such.

-----Original Message-----
From: Db Cmbs Deutsche Bank (DEUTSCHE BANK SECURI) [mailto:ddeutscheb33@bloomberg.net]
Sent: Wednesday, September 10, 2014 4:39 PM
Subject: COMM 2014-UBS5 **X-A IO PRICING DETAILS**

COMM 2014-UBS5 -- NEW ISSUE CMBS
NEW ISSUE CMBS ***PUBLIC PRICED***

JOINT BOOKRUNNERS & CO-LEAD MANAGERS: DEUTSCHE BANK, UBS & JEFFERIES
CO-MANAGERS: CITIGROUP, GUGGENHEIM, DREXEL HAMILTON & KEYBANC
RATING AGENCIES: [REDACTED]

***PUBLIC OFFERED CERTIFICATES***
CLASS	RATING ([REDACTED])	SIZE (MM)	WAL	YIELD	PRICE	SPREAD
X-A	[REDACTED]	$1,092.367	7.94	3.8159%	7.062335%	J+150

PRICING ASSUMPTIONS: 100% CPY TO CALL & OVER INTERPOLATED USD TSY

SETTLEMENT DATE: SEPTEMBER 23, 2014
FIRST DISTRIBUTION DATE: OCTOBER 10, 2014

DEUTSCHE BANK TRADING DESK CONTACTS:
MATT BORSTEIN    212-250-5149
BROOKS SCHOLL    212-250-5149
RYAN HORVATH     212-250-5149

UBS TRADING DESK CONTACTS:
KEE CHAN         212-713-6189
JAMARR DELAUNEY  212-713-6189

JEFFERIES TRADING DESK CONTACTS:
CORY ROTHMAN     203-363-8232
MARK BOWER       203-363-8232
JOHN BAUMANN     203-363-8232

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Investors are urged to read the final prospectus supplement relating to these securities because it contains important information regarding the offering that is not included herein.  The issuer, any underwriter or any dealer participating in the offering will arrange to send you the final prospectus supplement if you request it by calling toll-free 1-800-503-4611 or e-mailing a request to prospectus.cpdg@db.com.

The asset-backed securities referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis.  You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued.  Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date.  If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination").  If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class.  To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein.  Deutsche Bank Securities Inc. and the other underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes.  The underwriters and their respective affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).  Deutsche Bank Securities Inc. and the other underwriters may have an investment or commercial banking relationship with the issuer.

Information in these materials is current as of the date appearing on the material only.  This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.  The information in this free writing prospectus is preliminary and subject to change.  Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities.  These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The issuer has filed a registration statement (including a prospectus) with the SEC (registration statement file no. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by e-mailing a request to prospectus.cpdg@db.com.  The securities may not be suitable for all investors.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.
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This has been prepared solely for informational purposes. It is not an offer, recommendation or solicitation to buy or sell, nor is it an official confirmation of terms. It is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete or that any returns indicated will be achieved. Changes to assumptions may have a material impact on any returns detailed. Past performance is not indicative of future returns. Price and availability are subject to change without notice. Additional information is available upon request.

---
This communication may contain confidential and/or privileged information. If you are not the intended recipient (or have received this communication in error) please notify the sender immediately and destroy this communication. Any unauthorized copying, disclosure or distribution of the material in this communication is strictly forbidden.

Deutsche Bank does not render legal or tax advice, and the information contained in this communication should not be regarded as such.

SCHEDULE I

Underwriting Agreement, dated as of September 10, 2014.

Title and Description of Offered Certificates: COMM 2014-UBS5 Mortgage Trust Commercial Mortgage Pass-Through Certificates
Class	Initial Aggregate Certificate Balance or Notional Amount of Class	Purchase Price(1)	Approximate Initial Pass- Through Rate
Class A-1	$45,000,000	99.998811000%	1.37%
Class A-2	$253,000,000	102.999875000%	3.03%
Class A-SB	$78,700,000	102.999015000%	3.55%
Class A-3	$260,000,000	100.998442000%	3.57%
Class A-4	$354,751,000	102.996289000%	3.84%
Class X-A	$1,092,367,000	7.062335000%	1.12%
Class A-M	$100,916,000	102.996003000%	4.19%
Class B	$63,736,000	102.993569000%	4.51%
Class PEZ	$0	N/A	N/A
Class C	$53,113,000	100.755226000%	4.61%

(1)	Expressed as a percentage of the aggregate Certificate Balance or Notional Amount of the relevant class of Certificates to be purchased.

Closing Time, Date and Location: 10:00 a.m. on September 23, 2014, at the offices of Cadwalader, Wickersham & Taft LLP, 200 Liberty Street, New York, New York 10281.

Issuance and Delivery of Certificates: The Offered Certificates will be delivered in book-entry form through the Same-Day Funds Settlement System of The Depository Trust Company.
Class	Deutsche Bank Securities Inc.	UBS Securities LLC	Jefferies LLC	Citigroup Global Markets Inc.	Drexel Hamilton, LLC	Guggenheim Securities, LLC	KeyBanc Capital Markets Inc.
Class A-1	$45,000,000	$0	$0	$0	$0	$0	$0
Class A-2	$246,200,000	$3,500,000	$0	$0	$3,300,000	$0	$0
Class A-SB	$78,700,000	$0	$0	$0	$0	$0	$0
Class A-3	$260,000,000	$0	$0	$0	$0	$0	$0
Class A-4	$349,751,000	$5,000,000	$0	$0	$0	$0	$0
Class X-A	$1,092,367,000	$0	$0	$0	$0	$0	$0
Class A-M	$100,916,000	$0	$0	$0	$0	$0	$0
Class B	$61,236,000	$0	$0	$0	$2,500,000	$0	$0
Class PEZ	$0	$0	$0	$0	$0	$0	$0
Class C	$53,113,000	$0	$0	$0	$0	$0	$0

Schedule I-1